                                                                EXHIBIT 10.10(a)

           AGREEMENT made this 1st day of July, 1992, by and between COMPAGNIA TESSILE S.p.A., an Italian corporation with offices at Via Montalese 35-50045, Montemurlo (FI), Italy (hereinafter referred to as "Licensor"), and FORSTMANN & COMPANY, INC., a Georgia corporation with offices at 1185 Avenue of the Americas, New York, New York 10036 U.S.A. (hereinafter referred to as "Licensee").

                             W I T N E S S E T H :
                             - - - - - - - - - -

           In consideration of the mutual covenants hereinafter set forth, Licensor and Licensee do hereby respectively grant, covenant and agree as follows:

        1. Grant of License
           ----------------

           1.1 Licensor hereby grants to Licensee, during the term of this Agreement, an exclusive license only throughout the United States of America, its territories and possessions and Puerto Rico, Mexico (except as hereinafter provided) and Canada (hereinafter referred to jointly and severally as the "Territory") to use the mark "CARPINI" (hereinafter referred to as the "Licensed Mark") in the format "CARPINI USA FOR FORSTMANN INTERNATIONAL" in the form set forth in Exhibit A annexed hereto (the "Format") in connection with the manufacture, distribution and sale solely of fabrics for women's and men's apparel (hereinafter referred to as "Products"). The items within the definition of "Products" which are manufactured, distributed and sold by Licensee under and pursuant to this Agreement shall be referred to collectively herein as "Articles." The Format may be changed only with the prior written approval of Licensor.

           1.2 All Articles shall bear the Licensed Mark except as hereinafter provided and no Articles (i.e., Products bearing the Licensed Mark) shall be
                           - -
 sold or otherwise distributed by Licensee under any trademark other than the Licensed Mark. Licensor reserves all rights to the Licensed Mark except as specifically granted herein to Licensee and Licensor may exercise such rights at any time.

           1.3 Licensee shall use its reasonable, good faith efforts to exploit the rights herein granted throughout the Territory consistent with the high standards and prestige represented by the Licensed Mark.

           1.4 Licensee shall not export Articles from the Territory or sell Articles to any entity which it knows or has reason to believe intends to export Articles from the Territory. The foregoing shall not be deemed to prohibit Licensee from exporting Articles for fabrication purposes provided that such Articles are distributed only in the Territory.

           1.5 Notwithstanding anything to the contrary herein, only Articles manufactured by or for the account of

 Licensee (excluding those purchased from Licensor) may be distributed and sold in Mexico and such Articles shall bear the Licensed Mark only in the Format. In addition, Licensor may sell and permit others to sell in Mexico (but not elsewhere in the Territory) Products bearing the Licensed Mark manufactured by Licensor.

        2. Term
           ----

           2.1 The initial term of this Agreement shall be five (5) years and six (6) months commencing on the date hereof and continuing through December 31, 1997. Thereafter, Licensee shall have the right to renew this Agreement for one (1) additional term of three (3) years commencing on January 1, 1998 and continuing through December 31, 2000, provided that (a) Licensee notifies Licensor of its desire to renew this Agreement no later than March 31, 1997,
 (b) Licensee is in compliance, in all material respects, with all of the terms and conditions of this Agreement both at the time the option is exercised and on the last day of the initial term, and (c) Licensor never exercised its rights against any guaranty posted with respect to the obligations of Licensee hereunder. The period commencing on the date hereof and continuing through December 31, 1992 and each twelve (12) month period commencing on each January 1st thereafter during the term of this Agreement shall constitute and shall be referred to herein as an "Annual Period."

           2.2 In the event this Agreement is renewed and is not further extended or renewed beyond the end of the renewal term and, within the twelve (12) months after the expiration of the renewal term, Licensor desires to make a bona fide grant to a third party of the right to use the
                   ---- ----
 Licensed Mark in connection with the manufacture, distribution or sale of Products in the Territory, Licensor shall notify Licensee thereof. Licensor's notice shall set forth all of the material business terms of such proposed license, including, without limitation, the name of the prospective licensee. If Licensee desires to be granted such a license, it shall notify Licensor thereof within ten (10) business days after its receipt of Licensor's notice. Thereupon, License and Licensee shall enter into a new license on substantially the same terms and conditions as this Agreement, modified, as may be appropriate, to incorporate and be consistent with the terms set forth in Licensor's notice. If Licensee does not desire to be granted such a license or fails to notify Licensor timely of its desire to be granted such a license, Licensor may grant such license to such third party on the aforesaid terms without any liability or responsibility to Licensee on account thereof.

       3. Product Development
          -------------------

          3.1 Licensor shall provide Licensee with certain technical and other information relating to its business and operations, including manufacturing procedures and techniques, utilization of equipment and raw material and product control specifications. Licensee shall reimburse Licensor for its out-of-pocket costs reasonably incurred in connection herewith, including travel and per diem costs if travel to the United States is requested by Licensee.

          3.2 During each Annual Period, Licensee shall submit to Licensor materials, designs, sketches, colors, tags, labels and packaging from which Licensor may select those, if any, which Licensor approves for use in connection with Articles. In its sole discretion, Licensor shall approve or disapprove the materials, designs, sketches, colors, tags, labels and packaging submitted as aforesaid and shall discuss with Licensee any modifications or alterations thereof. Any such approval by Licensor shall be given in writing prior to use of such materials, designs, sketches, colors, tags, labels or packaging by Licensee.

          3.3 All designs and other materials provided by Licensor shall be used by Licensee solely inconnection with the manufacture, distribution and sale of Articles in the Territory and pursuant to this Agreement. If Licensee chooses not to use such designs or other material, Licensee shall deliver them to Licensor, at Licensee's expense, and may not use them or permit their use thereafter. Whether or not Licensee chooses to use any such designs and other material, Licensor may use and permit others to use them in any manner it desires, provided that such use does not conflict with any rights granted to Licensee hereunder and provided further that Licensor may not use or give the right to others to use them in connection with Products sold in the Territory, subject to the provisions of paragraph 1.5 above. Notwithstanding anything to the contrary herein, Licensee may use on Products other than Articles designs submitted by it to Licensor hereunder which are rejected by Licensor for use in connection with Articles, provided that such designs are not similar to any of the unique designs used in connection with Articles. No reference to Licensor or the Licensed Mark shall be made in connection with the distribution and sale of such Products.

          3.4 Licensee shall be responsible for making all samples as well as for the production of Articles; and Licensee shall bear all costs in connection therewith.

       4. Manufacture of Articles; Quality Control
          ----------------------------------------

          4.1 The contents and workmanship of Articles shall be at all times of a quality comparable to the Products manufac-tured or sold by Licensor and Articles shall be distributed and sold with packaging and sales promotion materials appropriate for such quality Products.

           4.2 The styles, designs, packaging, contents, workmanship and quality of all Articles must be approved by Licensor in writing prior to the distribution or sale thereof. Licensor has the right to take all actions which are reasonably necessary to ensure that Articles manufactured or sold hereunder are consistent with the reputation and prestige of the Licensed Mark as a designation for quality products.

           4.3 Before selling or distributing any Article, Licensee shall deliver to Licensor for its approval, free of charge, one (1) sample of each such Article together with the tags, labels and packaging to be used in connection therewith. In addition, upon Licensor's request, Licensee shall submit to Licensor reasonable quantities of then current production samples of each Article produced hereunder so that Licensor may assure itself of the maintenance of the quality standards set forth herein. All Articles to be sold hereunder shall be at least equal in quality to the samples approved by Licensor. Licensor and its duly authorized representatives shall have the right, upon reasonable advance notice and during normal business hours, to examine Articles in the process of being manufactured and to inspect all facilities utilized by Licensee in connection therewith.

           4.4 All Articles shall be manufactured, sold, labeled, packaged, distributed and advertised in accordance with all applicable laws and regulations. Licensee shall use and display the Licensed Mark only in such form and manner as are specifically approved in writing by Licensor. Licensee shall cause to appear the legends, markings and notices which Licensor reasonably may request on all Articles produced hereunder, and on their tags, packaging and the like, and on all advertising, promotional and publicity material used by Licensee in connection therewith, and on any printed matter on which Licensee elects to have the Licensed Mark appear, including but not limited to business cards, invoices, order forms and stationery. Before using or releasing any such material, Licensee shall submit to Licensor, for its approval, proposed advertising, promotional and publicity copy, finished artwork for tags, labels, packaging and the like and all printed matter on which the Licensed Mark is to appear. Same shall not be used or released prior to Licensee's receipt of such approval.

           4.5 After any sample, copy, artwork or other material has been approved, Licensee shall not depart therefrom in any material respect without the prior written approval of Licensor. If Licensor should disapprove any sample Article or any

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 sample tag, label, packaging or the like, or any advertising, promotional or publicity material, Licensee shall neither use nor permit the same to be used in any manner in connection with Articles.

       5.  Approvals
           ---------

           5.1 It is specifically understood and agreed that Licensor's approval pursuant to Sections 3 and 4 and paragraph 9.1 of this Agreement shall not be withheld unreasonably. It also is understood however, that in granting or withholding its approval Licensor will be applying subjective standards based upon its aesthetiC requirements for Products bearing the Licensed Mark and the reputation and prestige of Products bearing the Licensed Mark. Notwithstanding the foregoing, any sample Article or other material submitted to Licensor for its approval which is not disapproved within ten (10) business days after Licensor's receipt thereof shall be deemed approved for use hereunder, but only for the use for which approval was sought. In addition, to the extent that Licensor is able to quantify the basis of its disapproval, it shall advise Licensee in writing of the reasons for its disapproval of any particular item.

        6. Showroom
           --------

           6.1 During the term of this Agreement, Licensee shall maintain a separate area in its showroom in New York City exclusively for the display of finished Articles. Said showroom shall be staffed and maintained in a manner commensurate with the reputation and prestige of the Licensed Mark as a designation for quality Products.

        7. Royalty
           -------

           7.1 In consideration of the license granted by Licensor hereunder, Licensee shall pay to Licensor a Royalty for each Annual Period as follows:

            Annual Period                Royalty
           ---------------              ----------
                 1st                    US$ 50,000
                 2nd                    US$ 50,000
           Each of 3rd-6th              US$125,000
           Each of 7th-9th              US$150,000


           7.2 Royalty payable for each Annual Period shall be paid to Licensor in three (3) equal installments on the last day of each April, August and December during each such Annual Period, except that, with respect to the first Annual Period, the entire Royalty is being paid simultaneously with the execution hereof.

        8. Confidentiality
           ---------------

           8.1 Licensee acknowledges that all information relating to the business and operations of Licensor which it acquires, learns or has learned during or prior to the term of this Agreement, including any technical information provided to Licensee pursuant to paragraph 3.1 above and any sketches and designs provided or approved by Licensor, is valuable property of Licensor. Licensee acknowledges the need to preserve the confidentiality and secrecy of such information, sketches and designs and agrees that, during the term of this Agreement and after the termination hereof, it shall not use or disclose same, except to the extent expressly provided herein, and it shall take all steps reasonably necessary to ensure that use by it or by its contractors and suppliers (which use shall be solely as necessary for, and in connection with, the manufacture, distribution, sale, advertising and promotion of Articles) shall preserve such confidentiality and secrecy in all respects. Licensee hereby indemnifies Licensor against any and all damage of any kind which may be suffered by Licensor as a result of any breach by Licensee or any of its affiliates, contractors or suppliers of the provisions of this paragraph. Notwithstanding anything to the contrary herein, it shall not be deemed a breach of Licensor's aforesaid confidentiality obligations if it uses machinery and equipment which it upgrades to produce Articles in connection with other of its Products, but it may not provide any technical or other information to any third party regarding any such upgrades. The provisions of this paragraph and Licensee's obligations hereunder shall survive the expiration or termination of this Agreement.

           8.2 Licensor acknowledges that all information relating to the business and operations of Licensee which it acquires, learns or has learned during or prior to the term of this Agreement, including any sketches and designs submitted by Licensee, is valuable property of Licensee. Licensor acknowledges the need to preserve the confidentiality and secrecy of such information, sketches and designs and agrees that, during the term of this Agreement and after the termination hereof, it shall not use or disclose same, except to the extent expressly provided herein, and it shall take all steps reasonably necessary to ensure that use by it shall preserve such confidentiality and secrecy in all respects. Licensor hereby indemnifies Licensee against any and all damage of any kind which may be suffered by Licensee as a result of any breach by Licensor or any of its affiliates of the provisions of this paragraph. The provisions of this paragraph and Licensor's obligations hereunder shall survive the expiration or termination of this Agreement.

           8.3 The obligations under paragraphs 8.1 and 8.2 above shall not apply to any information obtained by either party from the other which: (a) is or becomes generally available to the public or becomes available from a third party who had the right to make such disclosure; (b) is required to be disclosed by order of a court or other competent governmental agency; or (c) is, at the time of its disclosure, in the possession of the party to which disclosure is made (except for sketches and designs submitted by Licensee and approved by Licensor for use in connection with Articles). However, the foregoing shall not be deemed to reduce or limit in any way Licensee's obligations and Licensor's rights under paragraph 3.2 above.

        9. The Licensed Mark; Copyrights
           -----------------------------

           9.1 Licensee shall not use the Licensed Mark, in whole or in part, as a corporate name or trade name. Licensee shall not join any name or names with the Licensed Mark so as to form a new mark. Licensee shall not use any name or names in connection with the Licensed Mark (except in the Format) in advertising, publicity, labeling, packaging or printed matter of any kind utilized by Licensee in connection with Articles, unless and until Licensor consents thereto in writing.

           9.2 (a) Licensee acknowledges that Licensor is the owner of all right, title and interest in and to the Licensed Mark in each jurisdiction in the Territory in any form or embodiment thereof and is also the owner of the goodwill attached or which shall become attached to the Licensed Mark in connection with the business and goods in relation to which the same has been, is or shall be used. Sales by Licensee shall be deemed to have been made by Licensor for purposes of trademark registration and all uses of the Licensed Mark by Licensee shall inure to the benefit of Licensor. Licensee shall not, at any time, do or suffer to be done any act or thing which may in any way adversely affect any rights of Licensor in and to the Licensed Mark or any registrations thereof or which, directly or indirectly, may reduce the value of the Licensed Mark or detract from its reputation. Notwithstanding anything to the contrary herein, Licensee shall not be deemed to be in default of the provisions of the preceding sentence in the event that the alleged violation arises out of or relates to an act or omission in accordance with the terms of this Agreement or which was approved by Licensor. However, that such act or omission may not constitute such a default shall not reduce or limit in any way Licensee's indemnification obligations with respect thereto as set forth in paragraph 10.2 below.

               (b) Licensee shall not affix the Licensed Mark to any Product if it is to be sold as a "second" or as an "irregular" and shall remove the Licensed Mark from any Article to be sold as a "second" or as an "irregular."

           9.3 At Licensor's request and expense, Licensee shall execute any documents, including registered user agreements, reasonably required by Licensor to confirm Licensor's ownership of all rights in and to the Licensed Mark in each jurisdiction in the Territory and the respective rights of Licensor and Licensee pursuant to this Agreement. Licensee shall cooperate with Licensor at Licensor's expense, in connection with the filing and prosecution by Licensor of applications in Licensor's name to register the Licensed Mark for Products in each jurisdiction in the Territory and the maintenance and renewal of such registrations as may issue.

           9.4 Licensee shall use the Licensed Mark in the Territory strictly in compliance with the legal requirements obtaining therein and shall use such markings in connection therewith as may be required by applicable legal provisions. Licensee shall cause to appear on all Articles and on all materials on or in connection with which the Licensed Mark is used, such legends, markings and notices as may be reasonably necessary in order to give appropriate notice of any trademark, trade name or other rights therein or pertaining thereto.

           9.5 Licensee never shall challenge Licensor's ownership of or the validity of the Licensed Mark or any application for registration thereof, or any trademark registration thereof, or any rights of Licensor therein.

           9.6 In the event that Licensee learns of any infringement or imitation of the Licensed Mark or of any use by any person of a trademark similar to the Licensed Mark, it promptly shall notify Licensor thereof. Licensor shall take such action, if any, as may be appropriate under the circumstances, for the protection of its rights in and to the Licensed Mark and, if requested to do so by Licensor, Licensee shall cooperate with Licensor in all respects at Licensor's sole expense, including without limitation by being a plaintiff or co-plaintiff and by causing its officers to execute pleadings and other necessary documents. In no event, however, shall Licensor be required to take any action if its regular trademark counsel issues a written opinion that in its reasonable view taking such action may put Licensor's rights in and to the Licensed Mark in jeopardy, and Licensee shall have no right to take any action with respect to the Licensed Mark without Licensor's prior written approval, which approval or disapproval shall not be delayed unreasonably.

           9.7 Any copyright which may be created in any sketch, design, packaging, label, tag or the like approved by Licensor under this Agreement shall be, as between Licensor and Licensee, the property of Licensor.

       10. Indemnity: Insurance
           --------------------

           10.1 Licensor hereby saves and holds Licensee harmless of and from and indemnifies it against any and all losses, liability, damages and expenses (including reasonable attorneys' fees and expenses) which Licensee may incur or be obligated to pay, or for which it may become liable or be compelled to pay in any action, claim or proceeding against Licensee, for or by reason of the fact that the use of the Licensed Mark in the Territory in accordance with the terms and conditions of this Agreement infringes upon the trademark, trade name or other rights of a third partY. Licensee must give Licensor prompt written notice of any such action, claim or proceeding and Licensor, in its sole discretion, then may take such action as it deems advisable to defend such action, claim or proceeding on behalf of Licensee. In the event appropriate action is not taken by Licensor within thirty (30) days after its receipt of notice from Licensee, Licensee shall have the right to defend such action, claim or proceeding, but no settlement thereof may be made without the approval of Licensor, which approval shall not be withheld or delayed unreasonably. In either case, Licensee and Licensor shall keep each other fully advised of all developments and shall cooperate fully with each other in all respects in connection with any such defense as is made. Such indemnification shall be deemed to apply solely to (a) the amount of the judgment, if any, against Licensee, (b) any sums paid by Licensee in settlement, and (c) the expenses incurred by Licensee in connection with its defense or settlement. Such indemnification by Licensor shall not apply to any damages sustained by Licensee by reason of such infringement other than those specified above. The provisions of this paragraph and Licensor's obligations hereunder shall survive the expiration or termination of this Agreement.

           10.2 Licensee hereby saves and holds Licensor and Mr. Sergio Carpini harmless of and from and indemnifies each of them against any and all losses, liability, damages and expenses (including reasonable attorneys' fees and expenses) which they, or either of them, may incur or be obligated to pay, or for which they, or either of them, may become liable or be compelled to pay in any action, claim or proceeding against them or either of them, for or by reason of any acts, whether of omission or commission, that may be committed or suffered by Licensee or any of its servants, agents or employees in connection with Licensee's performance of this Agreement, except to the extent that the underlying claim is a matter covered by Licensor's indemnification obligation under paragraph 10.1 above. Licensor must give Licensee prompt written notice of any such action, claim or proceeding and Licensee, in its sole discretion, then may take such action as it deems advisable to defend such action, claim or proceeding on behalf of Licensor. In the event appropriate action is not taken by Licensee within thirty (30) days after its receipt of notice from Licensor, Licensor shall have the right to defend such action, claim or proceeding, but no settlement thereof may be made without the approval of Licensee, which approval shall not be withheld or delayed unreasonably. In either case, Licensor and Licensee shall keep each other fully advised of all developments and shall cooperate fully with each other in all respects in connection with any such defense as is made. The provisions of this paragraph and Licensee's obligations hereunder shall survive the expiration or termination of this Agreement.

           10.3 Licensee shall procure and maintain at its own expense in full force and effect at all times during which Articles are being sold, with a responsible insurance carrier reasonably acceptable to Licensor, a public liability insurance policy including products liability coverage with respect to Articles, as well as contractual liability coverage with respect to this Agreement with a limit of liability of not less than US$3,000,000. Such insurance policy shall be written for the benefit of Licensee, Licensor and Mr. Carpini and shall provide for at least thirty (30) days prior written notice to said parties of the cancellation or substantial modification thereof. Such insurance may be obtained by Licensee in conjunction with a policy of products liability insurance which covers products other than Articles. Licensee shall deliver a certificate of such insurance to Licensor promptly upon issuance of said insurance policy and, from time to time upon reasonable request by Licensor, promptly shall furnish to Licensor evidence of the maintenance of said insurance policy. Nothing contained in this paragraph 10.3 shall be deemed to limit in any way the indemnification provisions of paragraph 10.2 above.

       11. Defaults
           --------

           11.1 If Licensee fails to make any payment due hereunder and if such default shall continue uncured for a period of ten (10) business days after notice thereof is given to Licensee, (a) Licensee shall pay interest on the unpaid balance thereof from and including the date such payment becomes due until the date the entire amount is paid in full at a rate equal to the prime rate being charged in New York, New York by Citibank, N.A. as of the close of business on the date the payment first becomes due plus three percent (3%), and
 (b) Licensor shall have the right to terminate this Agreement forthwith by written notice thereof to Licensee. If Licensee discontinues both the manufacture and marketing for distribution of Articles for a period of sixty
 (60) or more days (other than for seasonal stoppages) so that it fails properly to distribute and sell a seasonal collection of Articles or if it exports (for distribution and sale) Articles from the Territory, Licensor shall have the right to terminate this Agreement forthwith by written notice thereof to Licensee. If Licensee otherwise fails or if Licensor fails to perform any of the terms, conditions, agreements or covenants in this Agreement on its part to be performed and such default continues uncured for a period of thirty (30) business days after notice thereof has been given to the defaulting party in writing by the other party or, if such default is not curable within such thirty (30) business day period, the defaulting party is not diligently taking all steps necessary to cure the default as promptly as practicable, the other partY, at its sole election, may terminate this Agreement forthwith by written notice thereof to the defaulting party.

           11.2 (a) In the event that Licensee or Licensor files a petition in bankruptcy, is adjudicated a bankrupt or files a petition or otherwise seeks relief under or pursuant to any bankruptcy, insolvency or reorganization statute or proceeding, or if a petition in bankruptcy is filed against it and same is not bonded or dismissed within sixty (60) days after the filing thereof or it becomes insolvent or makes an assignment for the benefit of its creditors or a custodian, receiver or trustee is appointed for it or a substantial portion of its business or assets, this Agreement shall terminate automatically and forthwith.

                (b) No assignee for the benefit of creditors, custodian, receiver, trustee in bankruptcy, sheriff or any other officer of the court or official charged with taking over custody of Licensee's assets or business shall have any right to exploit or in any way use the Licensed Mark if this Agreement terminates pursuant to paragraph 11.2(a) above.

       12. Rights on Expiration or Termination
           -----------------------------------

           12.1 Notwithstanding any termination in accordance with Section 11 above, Licensor shall have and hereby reserves all rights and remedies which it has, or which are granted to it by operation of law, to enjoin the unlawful or unauthorized use of the Licensed Mark (any of which injunctive relief may be sought in the courts, notwithstanding the arbitration provisions of this Agreement, and also may be sought prior to or in lieu of termination), to collect unpaid Royalties payable by Licensee pursuant to this Agreement, including, without limitation, accrued and unpaid Royalty not yet due, and to be compensated for damages for breach of this Agreement. In addition, nothing herein shall be deemed to prevent a party from bringing an action for damages either prior to or in lieu of termination if a default in performance by the other party occurs and is not cured timely in accordance with the provisions of
 Section 11 above.

           12.2 If this Agreement expires or is terminated other than pursuant to paragraph 11.2(a) above, Licensee shall be entitled, for an additional period of six (6) months only, on a non-exclusive basis, to sell and dispose of its inventory of Articles. Such sales shall be made subject to all of the provisions of this Agreement. Notwithstanding the foregoing, if this Agreement is terminated by reason of a default by Licensee in the payment of any sum owing to Licensor hereunder, Licensee may not sell or dispose of its inventory of Articles unless and until it cures such default. Also, if this Agreement is terminated by reason of a default by Licensee relating to the misuse of or actions damaging to the Licensed Mark, Licensee shall remove the Licensed Mark from Articles prior to the sale or any other disposition thereof.

           12.3 Except as specifically provided in paragraph 12.2 above, on the expiration or termination of this Agreement, all of the rights of Licensee to use the Licensed Mark and to sell Articles shall terminate forthwith and shall revert immediately to Licensor and Licensee shall discontinue forthwith all use of the Licensed Mark, no longer shall have the right to use the Licensed Mark or any variation or simulation thereof and promptly shall transfer to Licensor, free of charge, all registrations, filings and rights with regard to the Licensed Mark which it may have possessed at any time. The foregoing shall not be deemed to limit or reduce the rights of Licensee or Licensor under Sections 8 and 10 above. If Licensee continues to use the Licensed Mark thereafter, it shall pay to Licensor, in addition to any other sums owing to Licensor on account of the termination hereof or otherwise, an amount equal to U.S.$4,000 for each day such use continues. In addition, Licensee thereupon (a) shall deliver to Licensor, free of charge, all materials provided to it by Licensor, and (b) shall destroy all samples of Articles and all sketches and other material in its possession which were approved by Licensor for use hereunder and all labels, tags and other material in its possession with the Licensed Mark thereon, unless Licensor desires to purchase from Licensee any such samples or other items, in which case Licensee shall deliver same to Licensor, at Licensor's expense. Payment therefor shall be made promptly after Licensor's receipt thereof and of Licensee's invoice setting forth its cost of each such item, which shall be the purchase price therefor. After the expiration or termination of this Agreement, Licensee shall not use or give the right to others to use any of said sketches and other material, or any variations or simulations thereof, in connection with Products or any other merchandise.

       13. Representations and Warranties
           ------------------------------

           13.1 Licensor represents and warrants that it has full right, power and authority to enter into this Agreement and to perform all of its obligations hereunder. Licensor further repreSentS and warrants that it has granted no other existing license to use the Licensed Mark on Products anywhere in the Territory other than in Mexico and that it shall grant no such other license during the term of this Agreement except in accordance with the provisions of paragraph 17.1 below. Licensor further represents and warrants that applications to register the Licensed Mark have been filed for Products in each jurisdiction in the Territory and that no claims have been made against it by any third parties in the Territory or elsewhere in the world alleging that the use of the Licensed Mark therein violates any trademark or other rights of such third parties. In the event that Licensor is blocked from obtaining a registration of the Licensed Mark in the United States (whether by reason of a rejection thereof by the Patent and Trademark Office or as a result of a successful contest thereof by a third party) and Licensee is thereby prevented from using the Licensed Mark in connection with Products in the United States, Licensee may terminate this Agreement by and upon written notice thereof to Licensor given within thirty (30) days after Licensee's receipt of written notice of such block, as if the date of termination were the date set forth herein as the expiration date hereof. If Licensee does not elect so to terminate this Agreement Licensor and Licensee shall renegotiate, in good faith, the Royalty provisions hereof.

           13.2 Licensee represents and warrants that it has full right, power and authority to enter into this Agreement and to perform all of its obligations hereunder.

       14. Notice
           ------

           14.1 All reports, approvals, requests, demands and notices ("Notices") required or permitted by this Agreement to be given to a party shall be in writing and shall be deemed to be duly given if personally delivered, if sent by telefax promptly confirmed by mail or courier service or if sent by overnight mail or courier service, such as DHL or Federal Express, which requires the addressee to acknowledge receipt thereof, to the party concerned at its address set forth on page 1 above (or at such other address as a party may specify by notice to the other). Any Notice shall be deemed delivered upon receipt thereof by the addressee.

        15. Assignability; Binding Effect
            -----------------------------

           15.1 The performance of Licensee hereunder is of a personal nature and, therefore, neither this Agreement nor the license or other rights granted hereunder may be assigned, sublicensed or transferred by Licensee and any such attempted assignment or sublicense shall be void and of no force or effect. Notwithstanding the foregoing, Licensee may assign this Agreement to a wholly-owned subsidiary of Licensee provided that (a) Licensee advises Licensor of its intent to assign this Agreement not less than sixty (60) days prior to the proposed assignment and licensor does not notify Licensee prior to the proposed date of assignment that it has serious and grave concerns regarding the prospective assignee, which concerns shall be set forth in Licensor's said notice, (b) the assignee remains a wholly-owned subsidiary of Licensee throughout the term of this Agreement, and (c) Licensee guarantees in all respects the performance of said assignee under the Agreement, which guarantee shall be in form and substance reasonably satisfactory to Licensor. Licensee shall provide

 Licensor with evidence that the assignee continues to be a wholly-owned subsidiary of Licensee at least once during each Annual Period and upon the reasonable request of Licensee.

           15.2 This Agreement shall inure to the benefit of and shall be binding upon the parties, their respective successors, Licensor's transferees and assigns and Licensee's permitted transferees and assigns.

       16. Arbitration; Court Actions
           --------------------------

           16.1 Except as specifically set forth in this Agreement, any and all disputes, controversies and claims arising out of or relating to this Agreement or concerning the respective rights or obligations hereunder of the parties hereto (except disputes, controversies and claims relating to or affecting in any way Licensor's ownership of or the validity of the Licensed Mark or any registration thereof, or any application for registration thereof (hereinafter referred to as "Licensed Mark Disputes")), shall be settled and determined by arbitration in New York, New York before the Commercial Panel of the American Arbitration Association in accordance with and pursuant to the then existing Commercial Arbitration Rules. The arbitrators shall have the power to award specific performance or injunctive relief and reasonable attorneys' fees and expenses to any party in any such arbitration and the courts shall have similar power with regard to that injunctive relief sought by Licensor pursuant to paragraph 12.2 above and with regard to Licensed Mark Disputes ("Court Actions"). However, in any arbitration proceeding arising under this Agreement, the arbitrators shall not have the power to change, modify or alter any express condition, term or provision hereof, and to that extent the scope of their authority is limited. The arbitration award shall be final and binding upon the parties and judgment thereon may be entered in any court in the United States or Italy having jurisdiction thereof, the jurisdiction of which for purposes of enforcing the arbitration award hereby is consented to by Licensor and Licensee. The service of any notice, process, motion or other document in connection with an arbitration under this Agreement or for the enforcement of any arbitration award hereunder may be effectuated in the manner in which notices are to be given to a party pursuant to Section 14 above.

           16.2 Any Court Action shall be brought in the courts of the State of New York, U.S.A., except that Licensor may bring a Court Action elsewhere in the Territory if bringing such Court Action in such other jurisdiction is reasonably necessary in order for Licensor to obtain the relief sought, and shall be governed by the laws of the jurisdiction in which it is brought. Each of Licensor and Licensee hereby irrevocably submits to the jurisdiction of any of said courts in any Court Action and hereby waives any claim or defense of inconvenient forum.

       17. Miscellaneous
           -------------

           17.1 Notwithstanding anything to the contrary contained in this Agreement, Licensor shall have the right, exercisable at any time during the initial term of this Agreement after Licensee's right to renew this Agreement expires and, subject to the provisions of paragraph 2.2 above, at any time during and after the renewal term, to negotiate and enter into agreements with third parties pursuant to which it may grant a license to use the Licensed Mark in connection with the manufacture, distribution and sale of Products in any jurisdiction in the Territory, but only if, pursuant to such third party agreements, the collections of such Products are not shipped prior to the termination of this Agreement. Nothing herein contained shall be construed to prevent any such third party licensee from showing such Products and accepting orders therefor prior to the termination hereof. In any event, I however, the first seasonal collection of Products to be sold by such third party licensee shall be a collect ion after the last collection of Articles sold by Licensee hereunder.

           17.2 This Agreement shall be construed and interpreted in accordance with the laws of the State of New York, U.S.A. applicable to agreements made and to be performed in said state, except as provided in paragraph 16.2 above, contains the entire understanding and agreement between the parties hereto with respect to the subject matter hereof, supersedes all prior oral or written understandings and agreements relating thereto and may not be modified, discharged or terminated, nor may any of the provisions hereof be waived, orally. The English language version of this Agreement shall control.

           17.3 Nothing herein contained shall be construed to constitute the parties hereto as partners or as joint venturers, or either as agent of the other, and neither party shall have any power to obligate or bind the other in any manner whatsoever.

           17.4 No waiver by either party, whether express or implied, of any provision of this Agreement, or of any breach or default thereof, shall constitute a continuing waiver of such provision or of any other provision of this Agreement. Acceptance of payments by Licensor shall not be deemed a waiver by Licensor of any violation of or default under any of the provisions of this Agreeme nt by Licensee.

           17.5 If any provision or any portion of any provision of this Agreement shall be held to be void or unenforceable, the remaining provisions of this Agreement and the remaining portion of any provision held void or unenforceable in part shall continue in full force and effect.

           17.6 This Agreement shall be construed without regard to any presumption or other rule requiring construction against the party causing this Agreement to be drafted. If any words or phrases in this Agreement shall have been stricken out or Otherwise eliminated, whether or not any other words or phrases have been added, this Agreement shall be construed as if those words or phrases were never included in this Agreement, and no implication or inference shall be drawn from the fact that the words or phrases were so stricken out or otherwise eliminated.

           17.7 References in this Agreement to "business days" shall be deemed to mean United States business days.

           IN WITNESS WHEREOF, the parties hereto have duly executed this Aqreement as of the day and year first above written.


                                       COMPAGNIA TESSILE E S.P.A.


                                       By: (SEAL)
                                          -----------------------------



                                       FORSTMANN & COMPANY, INC.



                                       By: /s/ Christopher L. Schaller
                                          -----------------------------